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                                                                      Exhibit 32

                CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of New England Power Company (the "Company") on Form 10-K for the fiscal year ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, to the best of his knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 14, 2005                /s/ Stephen P. Lewis
                                   -----------------------------------------
                                   Stephen P. Lewis
                                   President

Date: July 14, 2005                /s/ John G. Cochrane
                                   ------------------------------------------
                                   John G. Cochrane
                                   Vice President and Chief Financial Officer